SCHEDULE OF FINANCIAL ASSETS (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents	$ 35,242,363	$ 14,988,112	$ 17,360,353	$ 15,458,803
Receivables from the sale of investment properties	9,030,614
Lease and other receivables	10,506,310	9,313,109
Due from affiliates	9,463,164	8,798,945
Restricted cash equivalent	2,681,110	3,252,897
Total financial assets	$ 66,923,561	$ 36,353,063